Exhibit 10.4

PLEDGE AND SECURITY AGREEMENT

(Borrower)

PLEDGE AND SECURITY AGREEMENT, dated as of January 6, 2023 (this “Agreement”), among Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Secured Party”) on behalf of the Lenders under the Loan Agreement (defined below), and Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower,” also referred to herein as the “Debtor”).

WITNESSETH:

WHEREAS, the Borrower has entered into that certain Loan and Security Agreement, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”) by and among the Borrower, Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company, as Guarantors, Secured Party and the other Lenders party thereto;

WHEREAS, it is a condition to the obligations of the Secured Party and the Lenders under the Loan Agreement that this Agreement be duly executed and delivered;

WHEREAS, the Debtor and Secured Party wish to enter into this Agreement in order to secure the obligations of the Debtor under the Loan Documents (such obligations, together with any obligations of the Debtor under this Agreement, the “Secured Obligations”).

NOW THEREFORE, in consideration of the promises of and agreements between the parties, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings provided therefor in the Loan Agreement. In addition, when used in this Agreement, including in any Schedule or Exhibit, the following terms shall have the following meanings:

“Equity Interest” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

2. Security Interest.

(a) The Borrower hereby grants to Secured Party on behalf of the Lenders, as security for the Secured Obligations, a first priority continuing security interest in, lien on and right of set-off against all right, title and interest in, to and under, all of the property and assets currently owned or owing to, or hereafter acquired or arising in favor of the Borrower, wherever located, including, but not limited to, all of Borrower’s present and after-acquired, personal property, including, but not limited to, all accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, rights to payment of money, receivables, equipment, goods, inventory, investment property, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, furniture, fixtures, warranties and guarantees, as any of the foregoing terms may be defined in the New York Uniform Commercial Code (the “UCC”), and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise, and the products, proceeds and accessions of any of the foregoing (the “Additional Collateral”).

(b) The Debtor hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, all of its right, title and interest in and to all of the Equity Interests, and any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character, regardless of class or designation, owned or hereafter acquired by the Debtor, in each of the issuing entities described in Schedule I hereto (collectively, including the Additional Pledged Interests (as defined below), the “Pledged Interests”), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Pledged Interests (including the Additional Pledged Interests), the right to request, after the occurrence and during the continuation of an Event of Default, that the Pledged Interests (including the Additional Pledged Interests) be registered in the name of Secured Party or any of its nominees, the right to receive any certificates representing any of the Pledged Interests (including any certificates representing any of the Additional Pledged Interests) and the right to require that same be delivered to Secured Party together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by the Debtor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests (including the Additional Pledged Interests), whether now owned or hereafter acquired the Debtor (the Pledged Interests and any other collateral pledged pursuant to this Section 2(b) are referred to herein, collectively, as the “Pledged Collateral”).

(c) The Borrower hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, the deposit accounts held or controlled by the Borrower described in Schedule I hereto, and the products, proceeds and accessions thereof (the “Borrower Deposit Accounts”, together with the Additional Collateral and the Pledged Collateral, the “Collateral”).

(d) This Agreement secures the payment of all obligations of the Borrower and Guarantors now or hereafter existing under and in connection with the Loan Documents and all Secured Obligations now or hereafter existing under this Agreement. Without limiting the generality of the foregoing, this Agreement additionally secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to the Secured Party and Lenders under and in connection with the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or any other insolvency or similar proceeding involving any Debtor.

3. Delivery of Collateral. The Debtor has delivered to and deposited with Secured Party (or will promptly (in any event within two (2) Business Days of Debtor’s receipt thereof) deliver and deposit with Secured Party the applicable certificates in accordance with Section 4) all certificates, if any, representing the Pledged Interests owned by the Debtor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates, in New York c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019, Attention: Jason Saltsberg, Esq. The Debtor agrees that all property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Debtor, and by any such other instruments or documents as Secured Party may reasonably request. The parties hereto acknowledge and agree that the Secured Party shall file “all assets” UCC financing statements with the Delaware Secretary of State for the Collateral in order to perfect the security interests granted herein.

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4. Additional Pledged Interests.

(a) At all times, during the Term of this Agreement, in the event that the Debtor receives or becomes entitled to receive any additional Equity Interests of any Person consisting of (i) any Equity Interests in any Subsidiaries of the Debtor formed or acquired after the date hereof, and/or Equity Interests received through a dividend or a distribution in connection with any reclassification, increase or reduction of capital, merger, consolidation, sale of assets, combination or other reorganization by virtue of such Debtor having been an owner of any of the Pledged Collateral (all of such additional Equity Interests, collectively, the “Additional Pledged Interests”), or (ii) any promissory note, instrument, or other asset (including any options, warrants, subscriptions or other rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise) constituting Pledged Collateral, the Debtor agrees to deliver promptly, or authorize, as applicable (and in any event within two (2) Business Days of Debtor’s receipt thereof), to Secured Party at the address specified in Section 3 the following: (1) with respect to any such Additional Pledged Interests or other Pledged Collateral represented by a certificate or other instrument, or any such promissory note or other instrument received, such certificate, promissory note or other instrument, together with undated powers or assignment endorsed in blank by the Debtor; and (2) a duly executed Pledge and Security Agreement Addendum in substantially the form of Exhibit A hereto (a “Pledge and Security Agreement Addendum”) identifying the Additional Pledged Interests, promissory note or other instrument or other Pledged Collateral which are pledged by such Debtor pursuant to this Agreement. Upon the execution and delivery of any Pledge and Security Agreement Addendum, any Additional Pledged Interests, promissory note or other instrument and other Pledged Collateral identified thereon shall thereafter constitute Pledged Collateral to be held by Secured Party pursuant to the terms of this Agreement.

(b) At all times during the Term of this Agreement, in the event that any distribution of any Equity Interests or other securities of any Person, regardless of class or designation, or any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect to any of the foregoing, shall be made on or in respect of the Pledged Collateral or any property shall be distributed to the Debtor upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the Equity Interests or other securities of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered promptly (and in any event within two Business Days of the Debtor’s receipt thereof) by the Debtor to Secured Party to be held by it as additional collateral security for the Secured Obligations. All sums of money and property so paid or distributed in respect of the Pledged Collateral which are received by the Debtor shall, until paid or delivered to Secured Party, be held by the Debtor in trust for the benefit of Secured Party on behalf of the Lenders, segregated from the Debtor’s other property, and Debtor shall deliver it forthwith to Secured Party in the exact form received, together with the authorization to file any necessary Uniform Commercial Code financing statements or any necessary endorsement or appropriate stock or other powers or assignments duly endorsed in blank by the Debtor.

5. Representations and Agreements of the Debtor. The Debtor represents and agrees that:

(a) Except for (i) the security interest granted hereby, (ii) any restriction on transfer under the federal, state or provincial securities laws and (iii) any liens or security interests permitted by the Loan Agreement (collectively, the “Permitted Encumbrances”), the Debtor is and will continue to be (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in such Collateral), the owner and holder of the Collateral, free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person. The Debtor agrees that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than any Permitted Encumbrance. The Debtor will defend the Collateral against all claims and demands (other than any Permitted Encumbrance) of all persons at any time claiming the same or any interest therein.

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(b) Upon the filing of financing statements relating to the Collateral in accordance with the UCC with the Secretary of State of the State of Delaware (with respect to the Borrower), Secured Party will have a valid and perfected first priority security interest in the Collateral (to the extent a security interest therein may be perfected by the filing of a financing statement).

(c) Except as set forth on Schedule I, the Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office. The Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder, and the Debtor agrees that there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder, unless in any case the prior written consent of Secured Party shall have been obtained.

(d) The Debtor has full legal capacity and lawful authority to enter into this Agreement and to grant to Secured Party the first priority security interest in the Collateral as herein provided and all corporate or other action on the part of the Debtor requisite for the due execution, delivery, and performance of this Agreement has been duly and effectively taken.

(e) The execution, delivery and performance hereof are not in contravention of any agreement or undertaking to which the Debtor is a party or by which the Debtor, or its property, is bound and will not result in the imposition of any security interest or lien on any other property of the Debtor.

(f) The Debtor’s exact legal name is as set forth on Schedule II attached hereto.

(g) The state or jurisdiction of incorporation, formation, organization or primary residence as applicable, of the Debtor is as set forth on Schedule II attached hereto.

(h) The Debtor’s chief executive office or primary residence is as set forth on Schedule II attached hereto.

(c) The Equity Interests of the issuing entities listed on Schedule I attached hereto (including without limitation the Pledged Interests) whose Equity Interests are being pledged by the Debtor hereunder (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, (iii) are not held by any Person in a securities account and (iv) are not evidenced by any certificate. Debtor shall not request, or permit, the issuance of any certificate to evidence any Equity Interests issued by a Subsidiary of Debtor.

6. Rights of Secured Party and the Debtor Related to Collateral.

(a) To the extent permitted by applicable law, the Secured Party may from time to time following the occurrence and continuance of an Event of Default, but subject to the terms herein:

(i) transfer any of the Collateral into the name of the Secured Party or its nominee;

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(ii) notify parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder;

(iii) enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of the Debtor in any of the Collateral (including, without limitation, the right to vote or exercise other consensual interests in the Collateral); and/or

(iv) take possession or control of any proceeds of the Collateral.

(b) So long as no Event of Default has occurred and is continuing, the Debtor shall have the right to receive all income from or interest on the Collateral, as applicable, other than any such income or interest which would be prohibited by the Loan Agreement (such income or interest distributed by way of a dividend or otherwise shall be promptly delivered to Secured Party to be held as additional Collateral hereunder (such delivery to be in the manner contemplated by Section 3 above)). Upon the occurrence and during the continuance of an Event of Default, the Debtor will not demand or receive any income from or interest on the Collateral, as applicable, and if the Debtor receives any such income or interest without any demand by it, the same shall be held by the Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be delivered to Secured Party in the form received, properly endorsed to permit collection, not later than the second Business Day following the day of its receipt.

(c) So long as no Event of Default has occurred and is continuing, the Debtor shall be entitled, in its sole discretion without the need to notify the Secured Party, to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Loan Agreement.

(d) In the event Secured Party shall pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, the Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest thereon from the date expended by Secured Party until repaid at a rate per annum (based on a 360-day year for the actual number of days involved) equal to fifteen percent (15%).

(e) The Debtor shall not sell, assign, alienate, exchange, convey, transfer, hypothecate or otherwise dispose of or encumber any of the Pledged Interests without the prior written consent of Secured Party.

7. Further Assurances; Secured Party as Agent. The Debtor acknowledges that the Secured Party is entering into this Agreement on an expedited basis, and the Debtor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Secured Party may request (and irrevocably authorizes Secured Party to execute such writings as such Debtor’s agent and attorney-in- fact) to create, preserve, perfect or validate Secured Party’s security interest in the Collateral, or to enable Secured Party to exercise or enforce its rights under this Agreement with respect to the Collateral, including (without limitation) the right to receive, indorse and collect all instruments made payable to the Debtor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof.

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8. Events of Default. The occurrence of any Event of Default pursuant to any of the Loan Documents or a breach by the Debtor of the Secured Obligations, shall constitute an “Event of Default” hereunder.

9. Rights and Remedies of Secured Party Upon Default.

(a) In addition to the rights and privileges set forth in Section 9(b) and (c) and notwithstanding anything to the contrary herein, the Debtor grants to Secured Party an IRREVOCABLE PROXY, to vote from time to time all or any part of the Pledged Interests pledged by the Debtor hereunder, in each case in any manner Secured Party deems advisable, either for or against any or all matters submitted, or which may be submitted, to a vote of shareholders, partners, or members, as the case may be, and to exercise all other rights, powers, privileges and remedies to which any such shareholders, partners, or members would be entitled (including, without limitation, giving or withholding written consents, clarifications, and waivers with respect to the Pledged Interests, calling special meetings of the holders of the Pledged Interests and voting at such meetings). The IRREVOCABLE PROXY granted hereby is effective automatically, without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Interests be recorded on the books and records of the issuer of such Pledged Interests) be taken by any Person (including the Debtor, any issuer of Pledged Interests or any officer or agent thereof), is coupled with an interest, shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of the Debtor, and shall terminate at such time as the Secured Obligations shall have been paid in full; provided that, at the earlier of (i) such time as the Secured Obligations shall have been paid in full and (ii) such IRREVOCABLE PROXY is rescinded in writing by the Secured Party, the Debtor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise with respect to its Pledged Interests and all rights of the Secured Party to vote all or any part of the Pledged Interests will cease automatically without the necessity that any other action be taken by any Person (including Secured Party or any officer or agent thereof). The Debtor covenants and agrees that, prior to the expiration of such IRREVOCABLE PROXY and to the extent reasonably requested by Secured Party, the Debtor will reaffirm such IRREVOCABLE PROXY in a manner reasonably satisfactory to the Secured Party. The Secured Party shall not be liable for any failure of the Secured Party not to vote all or any part of any Pledged Interests pledged by the Debtor hereunder or to exercise any other rights pursuant to this Section 9(a). Notwithstanding the foregoing, Secured Party shall not exercise the IRREVOCABLE PROXY (other than in actions solely to maintain the effectiveness and enforceability of the IRREVOCABLE PROXY) set forth in this clause (a) except upon the occurrence and during the continuance of an Event of Default.

(b) Upon the occurrence and continuance of an Event of Default, and to the extent permitted by the UCC and other applicable law:

(i) Secured Party shall have and may exercise with reference to the Collateral and the Secured Obligations any or all of the rights and remedies of a secured party under the UCC, and as otherwise granted herein or under any other applicable law or any other agreement now or hereafter in effect executed by the Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC or any other applicable law after default by a debtor, and to apply the proceeds in accordance with Section 11 hereof. Without limiting the foregoing, Secured Party shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of the Debtor or in any of the Debtor’s possession or control relating to the Collateral which are not already in Secured Party’s possession. In addition, if permitted by applicable law, Secured Party will be entitled to appoint any Person as receiver or receiver and manager (a “Receiver”) of all or any part of the Collateral in which the Debtor has an interest, and any Receiver so appointed will have all the rights and remedies of Secured Party (except the right to appoint a Receiver). To the extent permitted by law, the Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, the Debtor agrees that if such notice is given in the manner provided in Section 15 hereof at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale.

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(ii) Upon notice by Secured Party to the Debtor, Secured Party or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Secured Party may elect.

(iii) All rights to marshalling of assets of the Debtor, including any such right with respect to the Collateral are hereby waived by the Debtor.

(iv) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof under this Section 8(a) shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

(c) THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF THE DEBTOR WITH RESPECT TO THE COLLATERAL, INCLUDING, SOLELY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT EVENT OF DEFAULT, (I) THE RIGHT TO TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE COLLATERAL, (II) THE RIGHT TO VOTE THE PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) THE RIGHT TO RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO SUCH DEBTOR FOR SAME, (IV) THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS, CALLING SPECIAL MEETINGS OF MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) THE RIGHT TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

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(d) Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral, which the Debtor agrees and undertake to do at its expense, but Secured Party may do so in its discretion at any time after the occurrence of an Event of Default. All expenses (including, without limitation, attorneys’ fees and expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral shall be borne by the Debtor or reimbursed by the Debtor to Secured Party upon demand.

(e) The Secured Party will act in good faith and in a commercially reasonable manner and in accordance with the requirements of the UCC in the exercise of any of its rights and remedies hereunder.

10. Special Provisions. The Debtor hereby acknowledges that the sale by Secured Party of any Pledged Interests resulting from an exercise by Secured Party of its rights hereunder must be made in compliance with the Securities Act of 1933 (the “Securities Act”), as well as any applicable Blue Sky or other state or provincial securities laws that may impose limitations as to the manner in which Secured Party or any other person may dispose of securities. The Debtor acknowledges that any sale or disposition contemplated pursuant hereto may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without any applicable restrictions, and, notwithstanding such circumstances, the Debtor agrees that any such sale or other disposition shall be deemed to have been made in a commercially reasonable manner. Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for any period of time; and the Debtor waives any claims against Secured Party arising by reason of the fact that the price that might have been obtainable in a public sale was greater than the price obtained in any such sale or disposition pursuant hereto, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

11. Application of Proceeds. In the event Secured Party sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in this Agreement, any amounts held, realized or received by Secured Party pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by Secured Party first toward the payment of any costs and expenses incurred by Secured Party in enforcing this Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Secured Obligations or any guaranty thereof, including, without limitation, the actual attorneys’ fees and expenses incurred by Secured Party, all of which costs and expenses the Debtor agrees to pay, and then to such other Secured Obligations in such order as Secured Party may elect. Any amounts and any Collateral remaining after such application and after payment to Secured Party of satisfaction of all of the Secured Obligations in full shall be paid or delivered to the Debtor, its successor or assigns, or as a court of competent jurisdiction may direct.

12. Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Prior to an Event of Default, Secured Party agrees to follow the Debtor’s reasonable instructions in connection with any action with respect to the Collateral, provided that such action is not prohibited hereby and such action would not impair the value or liquidity of the Collateral (or the relationship between the Collateral and the Secured Obligations).

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13. Termination. This Agreement and the security interest created hereunder shall terminate upon such date on which all the Secured Obligations have been paid in full. Upon termination hereof, Secured Party shall execute and deliver (and file all instruments, terminations, and certificates) to the Debtor all documents which the Debtor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by Secured Party to the Debtor; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest or this Agreement. Notwithstanding the foregoing, this Agreement and the security interest granted hereunder shall be reinstated if at any time any payment or delivery pursuant to an Obligation, in whole or in part, is rescinded or must otherwise be returned by Secured Party under the application of the Bankruptcy Code or any other Debtor Law, all as though such payment or delivery had not been made.

14. Additional Information. The Debtor agrees to furnish Secured Party from time to time with such additional information and copies of such documents relating to this Agreement and the Collateral, as Secured Party may reasonably request.

15. Notices. Any communication, notice or demand to be given hereunder shall be given in accordance with the Loan Agreement.

16. Indemnity and Expenses. The Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of any rights under this Agreement, and any claims or demands of any persons at any time claiming the Collateral or any interest therein), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct. The Debtor agrees to pay on demand all out-of- pocket expenses (including the reasonable documented fees and expenses of Secured Party’s legal counsel, experts and agents) in any way relating to the monitoring, administration, enforcement or protection of the rights of Secured Party hereunder.

17. No Waiver; Cumulative Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Secured Party from time to time.

18. Applicable Law. Except to the extent that the laws of a particular province provide that its laws apply to the validity of security interests in particular collateral, this Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regards to the conflict of laws principles thereof other than mandatory provisions of law.

19. Assignment; Binding Effect; Benefit. The rights and obligations of the parties under this Agreement are not assignable without the prior written consent of the other parties, except that Secured Party may assign all or any of its rights and benefits hereunder, and may delegate all or any of its obligations or liabilities (whether by assignment, merger, liquidation or otherwise), and upon any such assignment, Secured Party’s rights, benefits, obligations and liabilities shall automatically cease. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

20. Third Party Rights. The obligations or rights of the Debtor or the Secured Party of any nature under the terms of this Agreement do not confer any right or benefit upon any unrelated third-party (individual or entity) that is not party to this Agreement, including, without limitation, any third-party creditor of the Debtor or the Secured Party.

21. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Page Follows]

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SECURED PARTY:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Page Follows]

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DEBTOR:

CONNEXA SPORTS TECHNOLOGIES INC.,
a Delaware corporation

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

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SCHEDULE I

PLEDGED INTERESTS

§ SCHEDULE II

DEBTOR INFORMATION

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